COMMON                                            COMMON

NUMBER                                                                    SHARES

E



        INCORPORATED UNDER                                 CUSIP 26822P 20 4
         THE LAWS OF THE                                    SEE REVERSE FOR
       STATE OF NEW JERSEY                                CERTAIN DEFINITIONS


                                [LOGO OMMITTED]
                               EA INDUSTRIES, INC.

This Certifies that





is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE NO PAR VALUE COMMON STOCK OF


EA Industries, Inc. (herein called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ _________________________    [SEAL OMITTED]   /s/ _________________________
    SECRETARY                                         PRESIDENT



COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY,
                             TRANSFER AGENT
                             AND REGISTRAR,


BY:                          AUTHORIZED OFFICER

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between EA Industries, Inc. (the "Company") and Manufacturers Hanover Trust Company, dated as of February 10, 1988, as amended as of October 24, 1990 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, without charge promptly after receipt of a written request therefor. As described in the Rights Agreement, Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) under certain circumstances, a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee before or concurrently with the Acquiring Person becoming such, shall become null and void.

The Company will furnish to any shareholder without charge, upon request addressed to the Secretary or its transfer agent, a full statement of the designations, relative rights, preferences and limitations of the shares of each authorized class, and of each series of preferred shares authorized to be issued, so far as the same may have been determined, and a statement of the authority of the Board of Directors to divide the preferred shares into series and to determine and change the relative rights, preferences and limitations of any series.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants in common


UNIF GIFT MIN ACT _________________ Custodian ____________________
                  (Cust)                      (Minor)

                  under Uniform Gifts to Minors

                   Act __________________________
                       (State)

    Additional abbreviations may also be used though not in the above list.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE



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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________


--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _______________________


                               -------------------------------------------------


                               -------------------------------------------------

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.